UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2007

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

 (800) 277-2175
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

SCBT Financial Corporation (the”Company”)  previously disclosed that the Audit Committee of the Company’s  Board of Directors, on June 7, 2007, selected Dixon Hughes PLLC (“Dixon Hughes”) to serve as the independent registered public accounting firm for the Company’s defined contribution retirement plan, known as the South Carolina Bank and Trust Employees’ Savings Plan (the “Plan”), beginning with the audit of the Plan for the year ending December 31, 2007.

The Company files this amended current report to clarify that Dixon Hughes will serve as the independent registered public accounting firm for the plan beginning with the audit for the year ending December 31, 2008.  The timing of this change is consistent with the timing of the Company’s engagement of Dixon Hughes to serve as the Company’s independent registered public accounting firm beginning the year ending December 31, 2008.  The Company will terminate the engagement of J.W. Hunt and Company, LLP (“JW Hunt”) as the Plan’s registered public accounting firm effective upon JW Hunt’s completion of its audit of the Plan’s financial statements for the year ending December 31, 2007 and the filing by the Company of the Plan’s Form 11-K for the year ending December 31, 2007.  This is expected to occur in June of 2008.

As a matter of practice, the Company’s Audit Committee has typically requested new proposals every three to four years from select firms, including JW Hunt.  The Audit Committee was actively involved in the discussions and ultimate decision to change the independent registered public accounting firm.

During the Plan’s two most recent fiscal years ended December 31, 2006 and 2005, and through the date of this Form 8-K, the Company did not consult with Dixon Hughes with respect to the Plan regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16	Letter dated July 13, 2007 from JW Hunt and Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION (Registrant)

Date: July 13, 2007	By:	/s/ John C. Pollok
John C. Pollok
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16	Letter dated July 13, 2007 from JW Hunt and Company, LLP

4